Exhibit 99.2

Third Quarter 2008

Supplemental Operating and Financial Data

for the Quarter Ended September 30, 2008

Contact:	6110 Executive Boulevard

Sara Grootwassink	Suite 800

Executive Vice President and	Rockville, MD 20852

Chief Financial Officer	(301) 984-9400

E-mail: sgrootwassink@writ.com	(301) 984-9610 fax

Company Background and Highlights

Third Quarter 2008

Washington Real Estate Investment Trust (the “Company”) is a self-administered, self-managed, equity real estate investment trust (REIT) investing in income-producing properties in the greater Washington metropolitan region. WRIT is diversified, as it invests in multifamily, retail, industrial/flex, office, and medical office properties.

During third quarter 2008, WRIT focused on leasing its development projects and capitalizing on opportunities to recycle capital. In addition, WRIT continued to strengthen its balance sheet by issuing more than $100 million of equity, which it used to pay down all of its short-term variable rate debt, subsequent to quarter-end. Finally, WRIT paid its quarterly dividend for its 187th consecutive quarterly dividend at equal or increasing rates.

On September 3, 2008, WRIT acquired The Kenmore, a 374-unit, 269,000 square foot apartment building located in Washington, DC for $58.3 million. The property was acquired for $155,750 per unit, less than half of estimated replacement cost. With an excellent location, proximate to the intersection of Military Road and Connecticut Avenue in the affluent Upper Northwest submarket, WRIT expects steady rental rate growth and significant leasing demand. WRIT expects to achieve a first-year, unleveraged yield of 6.2% on a cash and GAAP basis. The acquisition was funded with borrowings on WRIT’s line of credit and cash from operations.

This quarter WRIT executed two leases totaling 154,000 square feet at Dulles Station West, Phase I. International Business Machines Corp. (NYSE: IBM) will occupy 123,000 square feet and National Student Clearinghouse will occupy 31,000 square feet, resulting in an 86% leased rate. Dulles Station West, Phase I is a 180,000 square foot, six-story office building prominently located on the Dulles Toll Road, less than one mile from Washington Dulles International Airport. Last year, the building received the Northern Virginia NAIOP’s Award of Excellence for Best Suburban Mid-Rise Office Building. The building is part of a mixed-use development which will include over one million square feet of office space, two hotels, 1,095 multifamily units and 56,000 square feet of retail and restaurant space.

Bennett Park is a ground-up development project in Arlington, VA consisting of high-rise and mid-rise Class A apartment buildings with a total of 224 units and 5,800 square feet of retail space, completed in fourth quarter 2007. The property was 71% leased at quarter-end 9/30/08.

The Clayborne is a ground-up development project in Alexandria, VA, adjacent to our 800 South Washington retail property, completed in first quarter 2008. The project consists of a 74-unit Class A apartment building that will include 2,700 square feet of additional retail space. The property was 55% leased at quarter-end 9/30/08.

On August 28, 2008, WRIT entered into a Sales Agency Financing Agreement with BNY Mellon Capital Markets, LLC. Under the agreement, WRIT may offer and sell up to $150 million of common shares for a period of no more than 36 months. As of September 30, 2008, WRIT had issued an aggregate of 1,141,410 shares for $41.2 million in gross proceeds through this agreement. Subsequent to the quarter-end on October 1, 2008, WRIT completed a $60.4 million equity offering of 1.725 million common shares at a price of $35.00 per share. WRIT used the net proceeds from both offerings to repay borrowings under its lines of credit and for general corporate purposes. On September 30, 2008, WRIT paid its quarterly dividend of $0.4325 per share for its 187th consecutive quarterly dividend at equal or increasing rates.

On October 14, 2008, WRIT announced the appointment of William “Bill” T. Camp as Executive Vice President and Chief Financial Officer - Elect effective November 12, 2008. Mr. Camp will succeed Sara L. Grootwassink as EVP/CFO as she plans to resign due to a personal relocation to the West Coast. He brings sixteen years of finance and capital markets experience to WRIT, serving most recently as Vice President, Assistant Director of Equities at Wachovia Securities, LLC.

WRIT is a self-administered, self-managed, equity real estate investment trust investing in income-producing properties in the greater Washington metro region. WRIT’s dividends have increased every year for 38 consecutive years. WRIT owns a diversified portfolio of 92 properties consisting of 27 office properties, 22 industrial/flex properties, 17 medical office properties, 14 retail centers, 12 multifamily properties and land for development. WRIT shares are publicly traded on the New York Stock Exchange (NYSE:WRE).

Net Operating Income Contribution by Sector - Third Quarter 2008

With investments in the multifamily, retail, industrial/flex, office and medical office segments, WRIT is uniquely diversified. This balanced portfolio provides stability during market fluctuations in specific property types.

Third Quarter 2008 Acquisition and Purchase Agreement

Acquired:
The Kenmore
Washington, DC

Certain statements in this press release and the supplemental disclosures attached hereto are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. Such risks, uncertainties and other factors include, but are not limited to, fluctuations in interest rates, availability of raw materials and labor costs, levels of competition, the effect of government regulation, the availability of capital, weather conditions, the timing and pricing of lease transactions and changes in general and local economic and real estate market conditions, and other risks and uncertainties detailed from time to time in our filings with the SEC, including our 2007 Form 10-K. We assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Supplemental Financial and Operating Data

Table of Contents

September 30, 2008

Schedule	Page
Key Financial Data
Consolidated Statements of Operations	5
Consolidated Balance Sheets	6
Funds From Operations and Funds Available for Distribution	7
Earnings Before Interest Taxes Depreciation and Amortization (EBITDA)	8

Capital Analysis
Long-Term Debt Analysis	9-10
Capital Analysis	11

Portfolio Analysis
Core Portfolio Net Operating Income (NOI) Growth & Rental Rate Growth	12
Core Portfolio Net Operating Income (NOI) Summary	13
Core Portfolio Net Operating Income (NOI) Detail for the Quarter	14-15
Core Portfolio & Overall Economic Occupancy Levels by Sector	16

Tenant Analysis
Commercial Leasing Summary	17-18
10 Largest Tenants—Based on Annualized Base Rent	19
Industry Diversification	20
Lease Expirations as of September 30, 2008	21

Growth and Strategy
2008 Acquisition and Disposition Summary	22
Development Summary	23

Appendix
Schedule of Properties	24-25
Supplemental Definitions	26

Certain statements discussed in this Supplemental regarding anticipated operating results and future events are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although such statements and projections are based upon what we believe to be reasonable assumptions, actual results may differ from those projected. Key factors that could cause actual results to differ materially include changes in the economy, the successful and timely completion of acquisitions, changes in interest rates, leasing activities and other risks associated with the commercial real estate business and as detailed in our filings from time to time with the Securities and Exchange Commission.

Consolidated Statements of Operations

(In thousands, except per share data)

(unaudited)

Three Months Ended
OPERATING RESULTS	09/30/08	06/30/08	03/31/08	12/31/07	09/30/07
Real estate rental revenue	$70,639	$68,992	$69,596	$66,801	$64,286
Real estate expenses	(24,031)	(22,341)	(22,730)	(20,898)	(20,021)

46,608	46,651	46,866	45,903	44,265

Real estate depreciation and amortization	(21,422)	(21,020)	(20,357)	(18,825)	(17,852)

Income from real estate	25,186	25,631	26,509	27,078	26,413

Other income	338	220	238	480	357
Gain from non-disposal activities	17	—	—	—	—
Loss on extinguishment of debt	—	—	(8,449)	—	—
Interest expense	(17,148)	(17,582)	(17,664)	(16,400)	(15,824)
General and administrative	(2,780)	(3,111)	(3,080)	(3,675)	(3,174)

Income (loss) from continuing operations	5,613	5,158	(2,446)	7,483	7,772

Discontinued operations:
Income from operations of properties held for sale	266	775	958	959	1,596
Gain on sale of real estate	—	15,275	—	—	25,022

Income from discontinued operations	266	16,050	958	959	26,618

Net Income (loss)	$5,879	$21,208	$(1,488)	$8,442	$34,390

Per Share Data
Net Income	$0.12	$0.44	$(0.03)	$0.18	$0.73
Fully diluted weighted average shares outstanding	49,849	48,148	46,623	46,822	46,802

Percentage of Revenues:
Real estate expenses	34.0%	32.4%	32.7%	31.3%	31.1%
General and administrative	3.9%	4.5%	4.4%	5.5%	4.9%

Ratios:
EBITDA / Interest expense	2.6	x	2.1	x	2.1	x (1)	2.7	x	2.7	x
Income from continuing operations/Total real estate revenue	7.9%	7.5%	-3.5	% (1)	11.2%	12.1%
Net income/Total real estate revenue	8.3%	30.7%	-2.1	% (1)	12.6%	53.5%

Note: Certain prior quarter amounts have been reclassified to conform to the current quarter presentation.

(1)	Includes the impact of the loss on extinguishment of debt of $8.4 million in the first quarter of 2008

Consolidated Balance Sheets

(In thousands)

(unaudited)

	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007
Assets
Land	$368,371	$334,221	$333,250	$325,490	$331,024
Income producing property	1,751,057	1,679,649	1,660,770	1,621,679	1,483,585

	2,119,428	2,013,870	1,994,020	1,947,169	1,814,609
Accumulated depreciation and amortization	(382,261)	(363,620)	(345,523)	(327,759)	(311,385)

Net income producing property	1,737,167	1,650,250	1,648,497	1,619,410	1,503,224
Development in progress, including land held for development	23,469	58,760	58,784	98,321	138,093

Total real estate held for investment, net	1,760,636	1,709,010	1,707,281	1,717,731	1,641,317

Investment in real estate held for sale, net	12,546	12,615	36,220	36,562	35,929
Cash and cash equivalents	7,813	12,721	12,856	21,485	9,916
Restricted cash	47,074	48,868	7,637	6,030	46,002
Rents and other receivables, net of allowance for doubtful accounts	38,121	37,082	38,989	36,548	34,469
Prepaid expenses and other assets	104,291	85,129	87,453	78,394	76,508
Other assets related to properties sold or held for sale	211	16	1,762	1,576	1,660

Total Assets	$1,970,692	$1,905,441	$1,892,198	$1,898,326	$1,845,801

Liabilities and Shareholders’ Equity
Notes payable	$918,873	$918,834	$918,783	$879,123	$879,094
Mortgage notes payable	330,569	331,575	251,539	252,484	253,500
Lines of credit/short-term note payable	47,000	15,000	174,500	192,500	128,500
Accounts payable and other liabilities	65,724	59,114	57,543	63,327	65,074
Advance rents	9,291	8,788	9,378	9,537	6,413
Tenant security deposits	10,209	10,365	10,389	10,419	9,893
Other liabilities related to properties sold or held for sale	137	155	542	616	591

Total Liabilities	1,381,803	1,343,831	1,422,674	1,408,006	1,343,065

Minority interest	3,790	3,791	3,786	3,776	5,593

Shareholders’ Equity
Shares of beneficial interest, $0.01 par value; 100,000 shares authorized	508	496	468	468	467
Additional paid-in capital	696,885	653,816	563,174	561,492	560,695
Distributions in excess of net income	(112,570)	(96,873)	(96,660)	(75,416)	(64,019)
Accumulated other comprehensive income (loss)	276	380	(1,244)	—	—

Total Shareholders’ Equity	585,099	557,819	465,738	486,544	497,143

Total Liabilities and Shareholders’ Equity	$1,970,692	$1,905,441	$1,892,198	$1,898,326	$1,845,801

Total Debt / Total Market Capitalization	0.41:1	0.46:1	0.46:1	0.47:1	0.44:1

Note: Certain prior quarter amounts have been reclassified to conform to the current quarter presentation.

Funds From Operations and Funds Available for Distribution

(In thousands, except per share data)

(unaudited)

	Three Months Ended
	9/30/2008	6/30/2008	3/31/2008	12/31/2007	9/30/2007
Funds From Operations(1)
Net Income (loss)	$5,879	$21,208	$(1,488)	$8,442	$34,390
Real estate depreciation and amortization	21,422	21,020	20,357	18,825	17,852
Gain from non-disposal activities	(17)	—	—	—	—
Discontinued operations:
Gain on sale of real estate	—	(15,275)			(25,022)
Real estate depreciation and amortization	123	178	168	260	433

Funds From Operations (FFO)	$27,407	$27,131	$19,037	$27,527	$27,653

FFO per share—basic	$0.55	$0.57	$0.41	$0.59	$0.59
FFO per share—fully diluted	$0.55	$0.56	$0.41	$0.59	$0.59
FFO per share—fully diluted, excluding loss on extinguishment of debt	$0.55	$0.56	$0.59	$0.59	$0.59

Funds Available for Distribution(2)
Tenant Improvements	(1,452)	(5,029)	(2,110)	(5,026)	(4,215)
External and Internal Leasing Commissions Capitalized	(1,851)	(1,429)	(2,023)	(1,613)	(1,159)
Recurring Capital Improvements	(1,936)	(3,052)	(2,116)	(3,899)	(2,635)
Straight-Line Rent, Net	(779)	(712)	(744)	(957)	(988)
Non-real estate depreciation and amortization	996	987	1,000	1,011	987
Amortization of lease intangibles, net	(533)	(537)	(506)	(191)	(315)
Amortization and expensing of restricted share and unit compensation	706	716	699	850	882
Other		—	—	—	102

Funds Available for Distribution (FAD)	$22,558	$18,075	$13,237	$17,702	$20,312

Total Dividends Paid	$21,533	$21,376	$19,724	$19,723	$19,716

Average shares—basic	49,599	47,933	46,623	46,604	46,596
Average shares—fully diluted	49,849	48,148	46,623	46,822	46,802

(1)

Funds From Operations (“FFO”) – The National Association of Real Estate Investment Trusts, Inc. (“NAREIT”) defines FFO (April, 2002 White Paper) as net income (computed in accordance with generally accepted accounting principles (“GAAP”)) excluding gains (or losses) from sales of property plus real estate depreciation and amortization. We consider FFO to be a standard supplemental measure for equity real estate investment trusts (“REITs”) because it facilitates an understanding of the operating performance of our properties without giving effect to real estate depreciation and amortization, which historically assumes that the value of real estate assets diminishes predictably over time. Since real estate values have instead historically risen or fallen with market conditions, we believe that FFO more accurately provides investors an indication of our ability to incur and service debt, make capital expenditures and fund other needs. FFO is a non-GAAP measure.

(2)

Funds Available for Distribution (“FAD”) is calculated by subtracting from FFO (1) recurring expenditures, tenant improvements and leasing costs, that are capitalized and amortized and are necessary to maintain our properties and revenue stream and (2) straight line rents, then adding (3) non-real estate depreciation and amortization and adding or subtracting the amortization of lease intangibles as appropriate. FAD is included herein, because we consider it to be a measure of a REIT’s ability to incur and service debt and to distribute dividends to its shareholders. FAD is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

Earnings Before Interest Taxes Depreciation and Amortization (EBITDA)

(In thousands)

(unaudited)

	Three Months Ended
	09/30/08	06/30/08	03/31/08	12/31/07	09/30/07
EBITDA(1)

Net income (loss)	$5,879	$21,208	$(1,488)	$8,442	$34,390
Add:

Interest expense	17,148	17,582	17,664	16,400	15,824
Real estate depreciation and amortization	21,545	21,198	20,525	19,085	18,285
Non-real estate depreciation	299	285	276	277	261

Less:

Gain on sale of real estate	—	(15,275)	—	—	(25,022)
Gain from non-disposal activities	(17)	—	—	—	—
Other income	(338)	(220)	(238)	(480)	(357)

EBITDA	$44,516	$44,778	$36,739	$43,724	$43,381

(1)

EBITDA is earnings before interest, taxes, depreciation and amortization. We consider EBITDA to be an appropriate supplemental performance measure because it eliminates depreciation, interest and the gain (loss) from property dispositions, which permits investors to view income from operations without the effect of non-cash depreciation or the cost of debt. EBITDA is a non-GAAP measure.

Long-Term Debt Analysis

(In thousands, except per share amounts)

	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007
Balances Outstanding

Secured
Conventional fixed rate	$330,569	$331,575	$251,539	$252,484	$253,500

Secured total	330,569	331,575	251,539	252,484	253,500

Unsecured
Fixed rate bonds and notes	918,873	918,834	918,783	879,123	879,094
Credit facility	47,000	15,000	174,500	192,500	128,500

Unsecured total	965,873	933,834	1,093,283	1,071,623	1,007,594

Total	$1,296,442	$1,265,409	$1,344,822	$1,324,107	$1,261,094

Average Interest Rates

Secured
Conventional fixed rate	5.8%	5.8%	5.8%	5.8%	5.8%

Secured total	5.8%	5.8%	5.8%	5.8%	5.8%

Unsecured
Fixed rate bonds	5.0%	5.0%	5.0%	5.2%	5.2%
Credit facilities	2.9%	5.1%	5.1%	5.4%	5.9%

Unsecured total	4.9%	5.0%	5.0%	5.2%	5.3%

Average	5.1%	5.2%	5.2%	5.3%	5.4%

Note: The current balance outstanding of the fixed rate bonds and notes is shown net of discounts/premiums in the amount of $1,127,023.

Long-Term Debt Analysis

(In thousands, except per share amounts)

Continued from previous page

	Future Maturities of Debt
Year	Secured Debt	Unsecured Debt	Credit Facilities	Total Debt	Average Interest Rate
2008	$1,113	$—	$—	$1,113	5.4%
2009	54,285	—	—	54,285	7.0%
2010	25,973	100,000	47,000	172,973	4.2%
2011	13,339	150,000	—	163,339	5.9%
2012	21,088	50,000	—	71,088	5.0%
2013	106,039	60,000	—	166,039	5.5%
2014	884	100,000	—	100,884	5.3%
2015	19,373	150,000	—	169,373	5.3%
2016	81,582	—	—	81,582	5.7%
Thereafter	6,893	310,000	—	316,893	4.5%

Total maturities	$330,569	$920,000	$47,000	$1,297,569	5.1%

Weighted average maturity = 7.7 years

Capital Analysis

(In thousands, except per share amounts)

	September 30, 2008	June 30, 2008	March 31, 2008		December 31, 2007	September 30, 2007
Market Data

Shares Outstanding	50,661	49,461	46,716		46,682	46,669
Market Price per Share	$36.63	$30.05	$33.42		$31.41	$33.18
Equity Market Capitalization	$1,855,712	$1,486,303	$1,561,249		$1,466,282	$1,548,477

Total Debt	$1,296,442	$1,265,409	$1,344,822		$1,324,107	$1,261,094
Total Market Capitalization	$3,152,154	$2,751,712	$2,906,071		$2,790,389	$2,809,571

Total Debt to Market Capitalization	0.41:1	0.46:1	0.46:1		0.47:1	0.44:1

Earnings to Fixed Charges(1)	1.3 x	1.3 x	0.8 x	(3)	1.3 x	1.3 x
Debt Service Coverage Ratio(2)	2.5 x	2.4 x	1.9 x	(3)	2.5 x	2.6 x

Dividend Data

Total Dividends Paid	$21,533	$21,376	$19,724		$19,723	$19,716
Common Dividend per Share	$0.4325	$0.4325	$0.4225		$0.4225	$0.4225
Payout Ratio (FFO per share basis)	78.6%	77.2%	103.0%		71.6%	71.6%

(1)

The ratio of earnings to fixed charges is computed by dividing earnings by fixed charges. For this purpose, earnings consist of income from continuing operations plus fixed charges, less capitalized interest. Fixed charges consist of interest expense, including amortized costs of debt issuance, plus interest costs capitalized.

(2)

Debt service coverage ratio is computed by dividing earnings before interest income and expense, depreciation, amortization and gain on sale of real estate by interest expense and principal amortization.

(3)	Includes the impact of the loss on extinguishment of debt of $8.4 million and the write off of related note premium in the first quarter of 2008.

Core Portfolio Net Operating Income (NOI) Growth & Rental Rate Growth

2008 vs. 2007

Cash Basis

	Third Quarter(1)
Sector	NOI Growth	Rental Rate Growth
Multifamily	1.2%	1.3%
Office Buildings	2.4%	2.9%
Medical Office Buildings	1.9%	3.5%
Retail Centers	-1.1%	3.5%
Industrial / Flex Properties	-4.8%	3.0%

Overall Core Portfolio	0.3%	2.9%

GAAP Basis

	Third Quarter(1)
Sector	NOI Growth	Rental Rate Growth
Multifamily	1.2%	1.2%
Office Buildings	-0.1%	1.8%
Medical Office Buildings	2.4%	2.1%
Retail Centers	1.4%	4.1%
Industrial / Flex Properties	-5.0%	2.3%

Overall Core Portfolio	-0.2%	2.2%

[1]	Non-core properties were:

2007 and 2008 sold properties—Maryland Trade Centers I and II, Sullyfield Center and The Earhart Building.

2007 acquisitions—CentreMed I & II, 4661 Kenmore Ave (land for development) and 2000 M Street.

2008 acquisitions—6100 Columbia Park Road, Sterling Medical Office Building and The Kenmore Apartments.

2008 held for sale property—Avondale.

Core Portfolio Net Operating Income (NOI) Summary

(In thousands)

	Three Months Ended September 30,
	2008	2007	% Change
Cash Basis:
Multifamily	$4,805	$4,748	1.2%
Office Buildings	16,991	16,592	2.4%
Medical Office Buildings	6,741	6,613	1.9%
Retail Centers	7,594	7,679	-1.1%
Industrial/Flex	7,183	7,546	-4.8%

	$43,314	$43,178	0.3%

GAAP Basis:
Multifamily	$4,809	$4,754	1.2%
Office Buildings	17,123	17,136	-0.1%
Medical Office Buildings	7,071	6,907	2.4%
Retail Centers	8,071	7,963	1.4%
Industrial/Flex	7,246	7,628	-5.0%

	$44,320	$44,388	-0.2%

Core Portfolio Net Operating Income (NOI) Detail

(In thousands)

	Three Months Ended September 30, 2008
	Multifamily	Office	Medical Office	Retail	Industrial	Corporate and Other	Total
Real estate rental revenue
Core Portfolio	$8,168	$26,578	$10,453	$10,260	$9,844	$—	$65,303
Non-core—acquired and in development [1]	1,554	2,797	588	—	397	—	5,336

Total	9,722	29,375	11,041	10,260	10,241	—	70,639

Real estate expenses
Core Portfolio	3,359	9,455	3,382	2,189	2,598	—	20,983
Non-core—acquired and in development [1]	1,045	1,614	235	—	154	—	3,048

Total	4,404	11,069	3,617	2,189	2,752	—	24,031

Net Operating Income (NOI)
Core Portfolio	4,809	17,123	7,071	8,071	7,246	—	44,320
Non-core—acquired and in development [1]	509	1,183	353	—	243	—	2,288

Total	$5,318	$18,306	$7,424	$8,071	$7,489	$—	$46,608

Core Portfolio NOI GAAP Basis (from above)	$4,809	$17,123	$7,071	$8,071	$7,246	$—	$44,320
Straight-line revenue, net for core properties	(4)	(7)	(163)	(392)	(75)	—	(641)
FAS 141 Min Rent	—	(119)	(167)	(88)	7	—	(367)
Amortization of lease intangibles for core properties	—	(6)	—	3	5	—	2

Core portfolio NOI, Cash Basis	$4,805	$16,991	$6,741	$7,594	$7,183	$—	$43,314

Reconciliation of NOI to Net Income (loss)
Total NOI	$5,318	$18,306	$7,424	$8,071	$7,489	$—	$46,608
Other income	—	—	—	—	—	338	338
Interest expense	(2,146)	(854)	(1,409)	(336)	(245)	(12,158)	(17,148)
Depreciation and amortization	(2,996)	(9,544)	(3,644)	(1,902)	(3,149)	(187)	(21,422)
General and administrative	—	—	—	—	—	(2,780)	(2,780)
Discontinued Operations[2]	266	—	—	—	—	—	266
Gain from non-disposal activities	—	—	—	—	—	17	17

Net Income (loss)	$442	$7,908	$2,371	$5,833	$4,095	$(14,770)	$5,879

[1]	Non-core acquired and in development properties:

2007 in development—Bennett Park, Clayborne Apartments and Dulles Station.
2007 acquisitions—CentreMed I & II, 4661 Kenmore Ave (land for development) and 2000 M Street.
2008 acquisitions—6100 Columbia Park Road, Sterling Medical Office Building and Kenmore Apartments.
[2]	Discontinued operations include:	Sold Properties—Maryland Trade Center I and II, Sullyfield Center and The Earhart Building.
Held for Sale Property—Avondale.

Core Portfolio Net Operating Income (NOI) Detail

(In thousands)

	Three Months Ended September 30, 2007
	Multifamily	Office	Medical Office	Retail	Industrial	Corporate and Other	Total
Real estate rental revenue
Core Portfolio	$8,041	$25,981	$10,087	$10,061	$9,831	$—	$64,001
Non-core—acquired and in development [1]	67	—	218	—	—	—	285

Total	8,108	25,981	10,305	10,061	9,831	—	64,286

Real estate expenses
Core Portfolio	3,287	8,845	3,180	2,098	2,203	—	19,613
Non-core—acquired and in development [1]	212	138	58	—	—	—	408

Total	3,499	8,983	3,238	2,098	2,203	—	20,021

Net Operating Income (NOI)
Core Portfolio	4,754	17,136	6,907	7,963	7,628	—	44,388
Non-core—acquired and in development [1]	(145)	(138)	160	—	—	—	(123)

Total	$4,609	$16,998	$7,067	$7,963	$7,628	$—	$44,265

Core Portfolio NOI GAAP Basis (from above)	$4,754	$17,136	$6,907	$7,963	$7,628	$—	$44,388
Straight-line revenue, net for core properties	(7)	(448)	(149)	(149)	(140)	—	(893)
FAS 141 Min Rent	—	(103)	(145)	(138)	52	—	(334)
Amortization of lease intangibles for core properties	1	7	—	3	6	—	17

Core portfolio NOI, Cash Basis	$4,748	$16,592	$6,613	$7,679	$7,546	$—	$43,178

Reconciliation of NOI to Net Income
Total NOI	$4,609	$16,998	$7,067	$7,963	$7,628	$—	$44,265
Other income	—	—	—	—	—	357	357
Interest expense	(913)	(870)	(1,425)	(344)	(249)	(12,023)	(15,824)
Depreciation and amortization	(1,733)	(7,863)	(3,384)	(1,758)	(2,980)	(134)	(17,852)
General and administrative	—	—	—	—	—	(3,174)	(3,174)
Discontinued Operations[2]	194	870	—	—	532	—	1,596
Gain on sale of real estate	—	—	—	—	—	25,022	25,022

Net Income	$2,157	$9,135	$2,258	$5,861	$4,931	$10,048	$34,390

[1]	Non-core acquired and in development properties were:

2007 in development—Bennett Park, Clayborne Apartments and Dulles Station.
2007 acquisitions—CentreMed I & II, 4661 Kenmore Ave (land for development) and 2000 M Street.
[2]	Discontinued operations include:	Sold Properties—Maryland Trade Center I and II, Sullyfield Center and The Earhart Building.
Held for Sale Property—Avondale.

Core Portfolio & Overall Economic Occupancy Levels by Sector

Q3 2008 vs. Q3 2007

GAAP Basis

	Core Portfolio		All Properties
Sector	3rd QTR 2008	3rd QTR 2007	3rd QTR 2008	3rd QTR 2007
Multifamily	94.7%	93.4%	85.6%	91.5%
Office Buildings	92.5%	94.9%	90.2%	94.2%
Medical Office Buildings	96.7%	99.6%	95.8%	99.7%
Retail Centers	94.4%	95.0%	94.4%	95.0%
Industrial / Flex Properties	92.7%	95.4%	92.9%	94.8%

Overall Portfolio	93.8%	95.5%	91.1%	94.8%

Commercial Leasing Summary

Three and Nine months ended 9/30/08

	3rd Quarter 2008		Year-to-Date
Gross Leasing Square Footage
Office Buildings	121,711		439,825
Medical Office Buildings	61,293		121,734
Retail Centers	77,595		154,164
Industrial Centers	197,471		485,118

Total	458,070		1,200,841

Weighted Average Term (yrs)
Office Buildings	7.1		5.1
Medical Office Buildings	5.0		5.4
Retail Centers	7.6		7.0
Industrial Centers	3.2		3.9

Total	5.2		4.9

	GAAP	CASH	GAAP	CASH
Rental Rate Increases:
Rate on expiring leases
Office Buildings	$28.73	$29.96	$28.20	$29.33
Medical Office Buildings	30.11	30.69	30.07	31.46
Retail Centers	17.81	18.02	19.20	19.92
Industrial Centers	9.83	11.04	10.40	11.05

Total	$18.92	$19.88	$20.04	$20.95

Rate on new and renewal leases
Office Buildings	$33.36	$30.53	$31.47	$30.95
Medical Office Buildings	34.08	32.33	35.95	33.85
Retail Centers	23.51	22.74	24.82	23.35
Industrial Centers	12.65	12.28	12.18	11.62

Total	$22.86	$21.58	$23.28	$22.46

Percentage Increase
Office Buildings	16.12%	1.88%	11.61%	5.54%
Medical Office Buildings	13.19%	5.35%	19.56%	7.60%
Retail Centers	32.03%	26.19%	29.26%	17.21%
Industrial Centers	28.73%	11.16%	17.16%	5.21%

Total	20.86%	8.55%	16.15%	7.21%

Note: The information presented excludes leases executed during the quarter and year-to-date periods for Dulles Station.

Commercial Leasing Summary

Continued from previous page

Three and Nine months ended 9/30/08

	3rd Quarter 2008		Year-to-Date
	Total Dollars	Dollars per Square Foot	Total Dollars	Dollars per Square Foot
Tenant Improvements
Office Buildings	$2,644,118	$21.72	$4,874,483	$11.08
Medical Office Buildings	827,849	13.51	1,807,088	14.84
Retail Centers	599,385	7.72	614,885	3.99
Industrial Centers	237,760	1.20	720,435	1.49

Subtotal	$4,309,112	$9.41	$8,016,891	$6.68

	Total Dollars	Dollars per Square Foot	Total Dollars	Dollars per Square Foot
Leasing Costs
Office Buildings	$1,127,618	$9.26	$2,971,944	$6.76
Medical Office Buildings	356,321	5.81	813,661	6.68
Retail Centers	396,669	5.11	598,986	3.89
Industrial Centers	362,065	1.83	908,665	1.87

Subtotal	$2,242,673	$4.90	$5,293,256	$4.41

	Total Dollars	Dollars per Square Foot	Total Dollars	Dollars per Square Foot
Tenant Improvements and Leasing Costs
Office Buildings	$3,771,736	$30.99	$7,846,427	$17.84
Medical Office Buildings	1,184,170	19.32	2,620,749	21.53
Retail Centers	996,054	12.84	1,213,871	7.87
Industrial Centers	599,825	3.04	1,629,100	3.36

Total	$6,551,785	$14.30	$13,310,147	$11.08

Note: The information presented excludes leases executed during the quarter and year-to-date periods for Dulles Station.

10 Largest Tenants - Based on Annualized Rent

September 30, 2008

Tenant	Number of Buildings	Weighted Average Remaining Lease Term in Months	Percentage of Aggregate Portfolio Annualized Rent	Aggregate Rentable Square Feet	Percentage of Aggregate Occupied Square Feet
World Bank	1	38	4.41%	210,354	2.16%
Sunrise Assisted Living, Inc.	1	60	2.56%	184,202	1.89%
General Services Administration	8	17	2.01%	256,038	2.63%
IBM Corporation	2	125	1.99%	134,734	1.38%
INOVA Health System Hospital	6	33	1.66%	99,477	1.02%
URS Corporation	1	63	1.38%	97,208	1.00%
Lafarge North America, Inc.	1	22	1.33%	80,610	0.83%
George Washington University	2	89	1.15%	77,538	0.80%
Science Applications Int’l Corporation	1	57	0.93%	80,561	0.83%
Sun Microsystems, Inc.	1	39	0.91%	65,443	0.67%

Total/Weighted Average		50	18.33%	1,286,165	13.21%

Industry Diversification

September 30, 2008

Industry Classification (NAICS)	Annualized Base Rental Revenue	Percentage of Aggregate Annualized Rent	Aggregate Rentable Square Feet	Percentage of Aggregate Square Feet
Professional, Scientific and Technical Services	$47,689,265	23.00%	1,930,499	19.82%
Ambulatory Health Care Services	39,340,324	18.97%	1,327,315	13.63%
Credit Intermediation and Related Activities	15,538,160	7.49%	418,837	4.30%
Executive, Legislative & Other General Government	8,270,504	3.99%	428,794	4.40%
Educational Services	6,527,088	3.15%	246,128	2.53%
Religious, Grantmaking, Civic, Professional	6,255,919	3.02%	200,213	2.06%
Nursing and Residential Care Facilities	5,890,480	2.84%	214,534	2.20%
Food Services and Drinking Places	5,694,072	2.75%	223,439	2.29%
Administrative and Support Services	5,372,981	2.59%	365,708	3.75%
Food and Beverage Stores	4,093,275	1.97%	256,562	2.63%
Furniture and Home Furnishing Stores	3,707,319	1.79%	231,581	2.38%
Miscellaneous Store Retailers	3,525,790	1.70%	256,789	2.64%
Merchant Wholesalers-Durable Goods	3,494,731	1.69%	366,847	3.77%
Specialty Trade Contractors	3,152,293	1.52%	342,457	3.52%
Nonmetallic Mineral Product Manufacturing	3,140,533	1.51%	119,474	1.23%
Broadcasting (except Internet)	3,038,730	1.47%	87,939	0.90%
Personal and Laundry Services	3,005,051	1.45%	134,986	1.39%
Health & Personal Care Services	2,325,078	1.12%	79,701	0.82%
Clothing & Clothing Accessories Stores	2,231,297	1.08%	141,486	1.45%
Real Estate	2,205,041	1.06%	84,424	0.87%
Merchant Wholesalers-Non Durable Goods	2,099,190	1.01%	226,518	2.33%
Amusement, Gambling and Recreation industries	1,974,258	0.95%	142,780	1.47%
Miscellaneous Manufacturing	1,845,498	0.89%	184,857	1.90%
Hospitals	1,810,354	0.87%	59,118	0.61%
Construction of Buildings	1,696,082	0.82%	111,142	1.14%
General Merchandise Stores	1,670,304	0.81%	222,430	2.28%
Sporting Goods/Books/Hobby/Music Stores	1,638,808	0.79%	122,058	1.25%
Insurance Carriers and Related Activities	1,575,753	0.76%	71,383	0.73%
Telecommunications	1,318,346	0.64%	48,757	0.50%
Other	17,221,768	8.31%	1,094,935	11.24%

Total	$207,348,292	100.00%	9,741,691	100.00%

Lease Expirations

September 30, 2008

Year	Number of Leases	Rentable Square Feet	Percent of Rentable Square Feet	Annualized Rent *	Average Rental Rate	Percent of Annualized Rent *
Office:
2008	29	56,570	1.58%	$1,638,261	$28.96	1.39%
2009	132	419,341	11.70%	12,102,562	28.86	10.29%
2010	129	786,891	21.96%	25,573,836	32.50	21.75%
2011	108	546,149	15.24%	18,152,539	33.24	15.44%
2012	69	320,496	8.94%	9,940,824	31.02	8.45%
2013 and thereafter	161	1,454,216	40.58%	50,174,881	34.50	42.68%

	628	3,583,663	100.00%	$117,582,903	$32.81	100.00%

Medical Office:
2008	8	10,730	0.91%	$369,116	$34.40	0.87%
2009	48	117,482	9.95%	3,674,991	31.28	8.63%
2010	55	185,224	15.69%	6,305,008	34.04	14.80%
2011	65	200,735	17.01%	6,932,694	34.54	16.27%
2012	43	141,375	11.98%	5,284,034	37.38	12.40%
2013 and thereafter	139	524,868	44.46%	20,035,273	38.17	47.03%

	358	1,180,414	100.00%	$42,601,116	$36.09	100.00%

Retail:
2008	3	97,872	5.22%	$301,216	$3.08	0.81%
2009	53	162,052	8.64%	3,509,978	21.66	9.58%
2010	52	306,471	16.35%	5,556,141	18.13	15.16%
2011	36	161,524	8.62%	3,081,747	19.08	8.41%
2012	38	140,319	7.49%	3,187,004	22.71	8.70%
2013 and thereafter	116	1,006,313	53.68%	21,016,547	20.88	57.34%

	298	1,874,551	100.00%	$36,652,633	$19.55	100.00%

Industrial:
2008	16	129,209	4.04%	$1,363,772	$10.55	3.73%
2009	51	470,214	14.69%	4,444,451	9.45	12.15%
2010	58	396,691	12.39%	4,783,320	12.06	13.08%
2011	62	555,900	17.37%	5,308,576	9.55	14.51%
2012	29	424,661	13.27%	5,027,686	11.84	13.74%
2013 and thereafter	65	1,224,585	38.24%	15,652,062	12.78	42.79%

	281	3,201,260	100.00%	$36,579,867	$11.43	100.00%

Total:
2008	56	294,381	2.99%	$3,672,365	$12.47	1.57%
2009	284	1,169,089	11.88%	23,731,982	20.30	10.17%
2010	294	1,675,277	17.03%	42,218,305	25.20	18.09%
2011	271	1,464,308	14.88%	33,475,556	22.86	14.34%
2012	179	1,026,851	10.44%	23,439,548	20.30	10.04%
2013 and thereafter	481	4,209,982	42.78%	106,878,763	25.39	45.79%

	1,565	9,839,888	100.00%	$233,416,519	$23.72	100.00%

*	Annualized Rent is equal to the last rental rate in effect when the lease expires multiplied by 12.

2008 Acquisition and Disposition Summary

as of September 30, 2008

($’s in thousands)

Acquisition Summary
		Acquisition Date	Square Feet	Leased Percentage at Acquisition	September 30, 2008 Leased Percentage	Investment
6100 Columbia Park Road	Landover, MD	February 22, 2008	150,000	78%	100%	$11,200
Sterling Medical Office Building [1]	Sterling, VA	May 21, 2008	36,000	100%	100%	$6,500
Kenmore Apartments (374 units)	Washington, DC	September 3, 2008	269,000	96%	96%	$58,300

		Total	455,000			$76,000

Disposition Summary
		Disposition Date	Property Type	Square Feet	Sale Price	GAAP Gain
Sullyfield Center/The Earhart Building	Chantilly, VA	June 6, 2008	Industrial	336,000	$41,100	$15,300

(1)	The sellers of Sterling Medical Office Building agreed to lease 37% of the building’s space for a period of 12 - 18 months.

2008 Development Summary

as of September 30, 2008

($'s in thousands)

Property	Location	Total SF	Est. Total Investment		Investment to Date		Placed Into Service		Date Placed Into Service		Balance Sheet: Development In Progress	Percentage Leased
Value-Creation Pipeline
Dulles Station Phase II	Herndon, VA	360,000	n/a		$25,477	(1)	$8,009	(1)	3Q07(1)		$17,468	n/a
Kenmore Avenue	Alexandria, VA	tbd	n/a		4,539		—		n/a		4,539	n/a
Other	Various	n/a	n/a		1,218		—		n/a		1,218	n/a

					$31,234		$8,009				$23,225

Projects Placed in Service During 2007 and 2008
Dulles Station Phase I	Herndon, VA	180,000	$60,575		$44,538		$44,501		3Q07/3Q08	(2)	$37	86%
Bennett Park Apartments	Arlington, VA	268,000	86,900	(3)	86,039	(3)	85,852	(3)	4Q07		187	71%
Clayborne Apartments	Alexandria, VA	87,000	36,525	(4)	36,502	(4)	36,482	(4)	1Q08		20	55%

			$184,000		$167,079		$166,835				$244

(1)	Represents allocation of completed garage at Dulles Station to Phase II.

(2)	The Dulles Station garage was placed into service in 3Q07, and the building was placed into service in 3Q08.

(3)	Includes shared garage investment at 1600 Wilson Boulevard of $4,625.

(4)	Includes shared garage and retail space investment at South Washington Street of $6,240.

Schedule of Properties

September 30, 2008

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET*
Office Buildings
1901 Pennsylvania Avenue	Washington, DC	1977	1960	97,000
51 Monroe Street	Rockville, MD	1979	1975	210,000
515 King Street	Alexandria, VA	1992	1966	76,000
The Lexington Building	Rockville, MD	1993	1970	46,000
The Saratoga Building	Rockville, MD	1993	1977	58,000
Brandywine Center	Rockville, MD	1993	1969	35,000
6110 Executive Boulevard	Rockville, MD	1995	1971	198,000
1220 19th Street	Washington, DC	1995	1976	102,000
1600 Wilson Boulevard	Arlington, VA	1997	1973	166,000
7900 Westpark Drive	McLean, VA	1997	1972/1986/1999	523,000
600 Jefferson Plaza	Rockville, MD	1999	1985	112,000
1700 Research Boulevard	Rockville, MD	1999	1982	101,000
Parklawn Plaza	Rockville, MD	1999	1986	40,000
Wayne Plaza	Silver Spring, MD	2000	1970	91,000
Courthouse Square	Alexandria, VA	2000	1979	113,000
One Central Plaza	Rockville, MD	2001	1974	267,000
The Atrium Building	Rockville, MD	2002	1980	80,000
1776 G Street	Washington, DC	2003	1979	263,000
Albemarle Point	Chantilly, VA	2005	2001	89,000
6565 Arlington Boulevard	Falls Church, VA	2006	1967/1998	140,000
West Gude Drive	Rockville, MD	2006	1984/1986/1988	289,000
The Ridges	Gaithersburg, MD	2006	1990	104,000
The Crescent	Gaithersburg, MD	2006	1989	49,000
Monument II	Herndon, VA	2007	2000	205,000
Woodholme Center	Pikesville, MD	2007	1989	73,000
2000 M Street	Washington, DC	2007	1971	227,000

Subtotal				3,754,000

Medical Office Buildings
Woodburn Medical Park I	Annandale, VA	1998	1984	71,000
Woodburn Medical Park II	Annandale, VA	1998	1988	96,000
Prosperity Medical Center I	Merrifield, VA	2003	2000	92,000
Prosperity Medical Center II	Merrifield, VA	2003	2001	88,000
Prosperity Medical Center III	Merrifield, VA	2003	2002	75,000
Shady Grove Medical Village II	Rockville, MD	2004	1999	66,000
8301 Arlington Boulevard	Fairfax, VA	2004	1965	49,000
Alexandria Professional Center	Alexandria, VA	2006	1968	113,000
9707 Medical Center Drive	Rockville, MD	2006	1994	38,000
15001 Shady Grove Road	Rockville, MD	2006	1999	51,000
Plumtree Medical Center	Bel Air, MD	2006	1991	33,000
15005 Shady Grove Road	Rockville, MD	2006	2002	52,000
2440 M Street	Washington, DC	2007	1986/2006	110,000
Woodholme Medical Office Building	Pikesville, MD	2007	1996	125,000
Ashburn Office Park	Ashburn, VA	2007	1998/2000/2002	75,000
CentreMed I & II	Centreville, VA	2007	1998	52,000
Sterling Medical Office Building	Sterling, VA	2008	1986/2000	36,000

Subtotal				1,222,000

Retail Centers
Takoma Park	Takoma Park, MD	1963	1962	51,000
Westminster	Westminster, MD	1972	1969	151,000
Concord Centre	Springfield, VA	1973	1960	76,000
Wheaton Park	Wheaton, MD	1977	1967	72,000
Bradlee	Alexandria, VA	1984	1955	168,000
Chevy Chase Metro Plaza	Washington, DC	1985	1975	49,000
Montgomery Village Center	Gaithersburg, MD	1992	1969	198,000
Shoppes of Foxchase[1]	Alexandria, VA	1994	1960	134,000
Frederick County Square	Frederick, MD	1995	1973	227,000
800 S. Washington Street	Alexandria, VA	1998/2003	1955/1959	44,000
Centre at Hagerstown	Hagerstown, MD	2002	2000	332,000
Frederick Crossing	Frederick, MD	2005	1999/2003	295,000
Randolph Shopping Center	Rockville, MD	2006	1972	82,000
Montrose Shopping Center	Rockville, MD	2006	1970	143,000

Subtotal				2,022,000

[1]	Development on approximately 60,000 square feet of the center was completed in December 2006.

Schedule of Properties (Cont.)

September 30, 2008

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET*
Multifamily Buildings * / # units
3801 Connecticut Avenue / 307	Washington, DC	1963	1951	179,000
Roosevelt Towers / 191	Falls Church, VA	1965	1964	170,000
Country Club Towers / 227	Arlington, VA	1969	1965	163,000
Park Adams / 200	Arlington, VA	1969	1959	173,000
Munson Hill Towers / 279	Falls Church, VA	1970	1963	259,000
The Ashby at McLean / 253	McLean, VA	1996	1982	252,000
Walker House Apartments / 212	Gaithersburg, MD	1996	1971/2003[2]	159,000
Bethesda Hill Apartments / 195	Bethesda, MD	1997	1986	226,000
Avondale / 237	Laurel, MD	1999	1987	170,000
Bennett Park / 224	Arlington, VA	2007	2007	268,000
Clayborne / 74	Alexandria, VA	2008	2008	87,000
Kenmore Apartments / 374	Washington, DC	2008	1948	269,000

Subtotal (2,773 units)				2,375,000

Industrial Distribution / Flex Properties
Fullerton Business Center	Springfield, VA	1985	1980	104,000
Charleston Business Center	Rockville, MD	1993	1973	85,000
Tech 100 Industrial Park	Elkridge, MD	1995	1990	166,000
Crossroads Distribution Center	Elkridge, MD	1995	1987	85,000
The Alban Business Center	Springfield, VA	1996	1981/1982	87,000
Ammendale Technology Park I	Beltsville, MD	1997	1985	167,000
Ammendale Technology Park II	Beltsville, MD	1997	1986	107,000
Pickett Industrial Park	Alexandria, VA	1997	1973	246,000
Northern Virginia Industrial Park	Lorton, VA	1998	1968/1991	787,000
8900 Telegraph Road	Lorton, VA	1998	1985	32,000
Dulles South IV	Chantilly, VA	1999	1988	83,000
Sully Square	Chantilly, VA	1999	1986	95,000
Amvax	Beltsville, MD	1999	1986	31,000
Fullerton Industrial Center	Springfield, VA	2003	1980	137,000
8880 Gorman Road	Laurel, MD	2004	2000	141,000
Dulles Business Park Portfolio	Chantilly, VA	2004/2005	1999-2005	324,000
Albemarle Point	Chantilly, VA	2005	2001/2003/2005	207,000
Hampton Overlook	Capital Heights, MD	2006	1989	134,000
Hampton South	Capital Heights, MD	2006	1989/2005	168,000
9950 Business Parkway	Lanham, MD	2006	2005	102,000
270 Technology Park	Frederick, MD	2007	1986-1987	157,000
6100 Columbia Park Road	Landover, MD	2008	1969	150,000

Subtotal				3,595,000

TOTAL				12,968,000

*	Multifamily buildings are presented in gross square feet.
[2]	A 16 unit addition referred to as The Gardens at Walker House was completed in October 2003.

Supplemental Definitions

September 30, 2008

Annualized base rent (ABR) is calculated as monthly base rent (cash basis) per the lease, as of the reporting period, multiplied by 12.

Debt to total market capitalization is total debt from the balance sheet divided by the sum of total debt from the balance sheet plus the market value of shares outstanding at the end of the period.

EBITDA (a non-GAAP measure) is earnings before interest, taxes, depreciation and amortization.

Ratio of earnings to fixed charges is computed by dividing earnings by fixed charges. For this purpose, earnings consist of income from continuing operations (or net income if there are no discontinued operations) plus fixed charges, less capitalized interest. Fixed charges consist of interest expense, including amortized costs of debt issuance, plus interest costs capitalized.

Debt service coverage ratio is computed by dividing earnings before interest income and expense, depreciation, amortization and gain on sale of real estate by interest expense and principal amortization.

Funds from operations (FFO) - The National Association of Real Estate Investment Trusts, Inc. (NAREIT) defines FFO (April, 2002 White Paper) as net income (computed in accordance with generally accepted accounting principles (GAAP)) excluding gains (or losses) from sales of property plus real estate depreciation and amortization. FFO is a non-GAAP measure.

Funds Available for Distribution (FAD), a non-GAAP measure, is calculated by subtracting from FFO recurring expenditures, tenant improvements and leasing costs, that are capitalized and amortized and are necessary to maintain our properties and revenue stream and straight line rents, then adding non-real estate depreciation and amortization and adding or subtracting amortization of lease intangibles, as appropriate.

Recurring capital expenditures represents non-accretive building improvements and leasing costs required to maintain current revenues. Recurring capital expenditures do not include acquisition capital that was taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to “operating standard.”

Rent increases on renewals and rollovers are calculated as the difference, weighted by square feet, of the net ABR due the first month after a term commencement date and the net ABR due the last month prior to the termination date of the former tenant’s term.

Core portfolio properties include all properties that were owned for the entirety of the current and prior year reporting periods.

Core portfolio net operating income (NOI) growth is the change in the NOI of the core portfolio properties from the prior reporting period to the current reporting period.